Earnings Call Presentation 1 st Quarter 2013 April 29, 2013 Exhibit 99.2

Safe Harbor Statement
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as
"anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on
Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC
Regulation G.   A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at
www.armstrong.com.
The guidance in this presentation is only effective as of the date given, April 29, 2013, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
Basis of Presentation Explanation
When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.

• We report in comparable dollars to remove the effects of
currency translation on the P&L.  The budgeted exchange
rate for 2013 is used for all currency translations in 2013
and prior years. Guidance is presented using the 2013
budgeted exchange rate for the year.
• We remove the impact of discrete expenses and income.
Examples include plant closures, restructuring actions, and
other large unusual items.
• Taxes for normalized Net Income and EPS are calculated
using a constant 39% for 2013 results and guidance and
40% for 2012, which are based on the full year historical
tax rates.
• In the fourth quarter of 2012, we completed the sale of
Cabinets business. The financial results of the Cabinets
business, which were previously shown as a separate
reporting segment, have been reclassified and presented
as discontinued operations.  The financial results included
within this presentation, including historical results, are
presented on a continuing operations basis unless
specifically noted otherwise.
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes
What Items Are Adjusted

(1) As reported Net Sales: $622 million in 2013 and $636 million in 2012
(2) As reported Operating Income: $47 million in 2013 and $43 million in 2012
(3) As reported EPS: $0.05 in 2013 and $0.32 in 2012
(4) Cash flow information includes cash flows attributable to Cabinets
(5) Unadjusted
Key Metrics – First Quarter 2013
2013 2012 Variance
Net Sales
(1)
$620 $634 (2.3)%
Operating Income
(2)
54 59 (8.9)%
% of Sales 8.7% 9.3% (60 bps)
EBITDA 79 84 (5.6)%
% of Sales 12.7% 13.1% (40 bps)
Earnings Per Share
(3)
$0.22 $0.49 (55.0)%
Free Cash Flow
(4)
(51) (50) (2.8)%
Net Debt 792 409 383
ROIC
(5)
10.3% 8.2% 210 bps

2013 2012 V
EBITDA– Adjusted
$79 $84 ($5)
Depreciation and Amortization (25) (25) -
Operating Income – Adjusted
$54 $59 ($5)
Foreign Exchange Movements (1) - (1)
Cost Reduction Initiatives (5) (2) (3)
Accelerated Depreciation (not included above) - (9) 9
Impairments - (5) 5
Restructuring (1) - (1)
Operating Income – As Reported
$47 $43 $4
Interest (Expense)
(32) (11) (21)
EBT
$15 $32 ($17)
Tax (Expense)
(12) (13) 1
Net Income
$3 $19 ($16)
First Quarter 2013 vs. PY– Adjusted EBITDA to Reported Net Income

EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
EBITDA Change ($M)
% Sales Change
20
15
10
5
-
(5)
(10)
20%
15%
10%
5%
(0%)
(5%)
(10%)
9%
(5%)
(4%)
(2)
3
(6)
Resilient Flooring
Wood Flooring
Building Products
Corporate

First Quarter Sales and EBITDA by Segment – 2013 vs. PY 6

$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2012 Price /
Mix
Volume Input
Costs
Mfg Cost SG&A WAVE Pension
Credit
Change
in D&A
2013
$7
($3)
$0
($13)
EBITDA Bridge – First Quarter 2013 vs. Prior Year

$3
$0
($1)
$2
$84
$79

($50)
($51)
($8)
$20
($18)
($3)
($3)
$11
($80)
($70)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
2012 Cash Earnings Working Capital Capex Interest Exp WAVE
Dividends
Other 2013
Free Cash Flow – First Quarter 2013 vs. Prior Year

Cash flow information includes cash flows attributable to Cabinets

2013 Estimate Range
(1)
2012
(1)
Variance
Net Sales
(2)
2,700
to
2,800
2,623
3%
to
7%
Operating Income
(3)
280 to 310 302 (7)% to 3%
EBITDA
390
to
420
402
(3)%
to
4%
Earnings Per Share
(4)
$2.15
to
$2.45
$2.53
(15)%
to
(3)%
Free Cash Flow 75 to 125 89 (16)% to 40%
(1) Guidance and 2012 results are presented using 2013 budgeted foreign exchange rates
(2) 2012 and 2013 net sales include the impact of foreign exchange
(3) As reported Operating Income: $270- $300 million in 2013 and $271 million 2012
(4) As reported earnings per share: $1.90 - $2.20 in 2013 and $2.41 in 2012
Key Metrics – Guidance 2013

2013 Financial Outlook
$50 - $60 million vs. 2012
2.5% Annual Gross Productivity target; Adjusted Gross
Margin (50) to (100) bps vs. 2012
Down $10 million; 60% manufacturing, 40% SG&A
$0 - $5 million vs. 2012
$10 - $30 million; Adjusted long-term ETR of ~39%
(2)
Sales
(1)
$680 – $730 million; EBITDA $85 – $105 million
$170 - $190 million
$5 to $10 million
Raw Material & Energy Inflation*
Manufacturing Productivity*
U.S. Pension Credit
Earnings from WAVE
Cash Taxes/ETR*
Q2
Capital Spending
Exclusions from  EBITDA*

(1) Net sales include foreign exchange impact
(2) As reported ETR of 43% for 2013
* Changed from February Outlook

Appendix 11

• Cabinets
• Announced sale in Q3 2012 and finalized sale in Q4 2012
• Treated as discontinued operation starting with Q3 2012
• Patriot
• Completed sale in Q3 2012
• Results included in the Wood Flooring segment

Divested Businesses
Patriot impact on Y-o-Y
Comparisons
Q3 2012 Q4 2012 2012 1H 2013 Q3 2013 2013
Net Sales $3-$4M $7 - $8M $10 - $12M $18 - $20M $6 -$7M $24-$27M
EBITDA -- Minimal   --

2013 Estimate Range
Adjusted Operating Income 280 to 310
D&A 110
Adjusted EBITDA 390 to 420
Changes in Working Capital (10) to (30)
Capex (170) to (190)
Interest Expense (65) to (70)
Cash Taxes (10) to (30)
Other, including cash payments for restructuring and
one-time items
(5) to (10)
Free Cash Flow 75 to 125
Adjusted Operating Income to Free Cash Flow

First Quarter
2013
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2013
Adjusted
2012
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2012
Adjusted
Net Sales 622 - (2) 620 636 - (2) 634
Operating
Income
47 6 1 54 43 16 - 59
EPS $0.05 $0.16 $0.01 $0.22 $0.32 $0.17 - $0.49
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements
Consolidated Results

First Quarter
2013
Reported
Comparability
(1)
Adjustments
2013
Adjusted
2012
Reported
Comparability
(1)
Adjustments
2012
Adjusted
Building Products 59 1 60 43 15 58
Resilient Flooring 6 6 12 11 1 12
Wood Flooring 1 - 1 2 - 2
Unallocated Corporate
(Expense) Income
(19) - (19) (13) - (13)
Segment Operating Income (Loss)

(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail

First Quarter
($ millions) 2013 2012
Net cash from operations ($14) ($33)
Net cash provided by (used for) investing (37) (16)
Add back (subtract) adjustments to reconcile to free cash flow
Restricted cash - (1)
Free Cash Flow ($51) ($50)
Cash Flow

Cash flow information includes cash flows attributable to Cabinets